EXHIBIT 23.2

                                    CONSENT

     I hereby consent to being named as an Executive Officer of Castle Dental Centers, Inc. in the Registration Statement No. 333-11335 on Form S-1.

                                               /s/  G. DANIEL SIEWERT III

Dated: August 6, 1997